Exhibit 2

                                 CERTIFICATIONS

I, Peter Goodman, President and Chief Executive Officer, certify that:

1. I have reviewed this report on Form N-CSR of Tridan Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

4. Intentionally omitted, as not required until the registrant's fiscal year ended April 30, 2004

5. Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005.


Date: August 30, 2004                    /S/ Peter Goodman
                                         ---------------------------------------
                                         Peter Goodman
                                         President and Chief Executive Officer

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                                 CERTIFICATIONS

I, Warren F. Pelton, Treasurer and Chief Financial Officer, certify that:

1. I have reviewed this report on Form N-CSR of Tridan Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

4. Intentionally omitted, as not required until the registrant's fiscal year ended April 30, 2004

5. Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005.


Date: August 30, 2004                   /S/ Warren F. Pelton
                                        ---------------------------------------
                                        Warren F. Pelton
                                        Treasurer and Chief Financial Officer